                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (File Nos. 033-83394, 033-86340, 033-99664 and 333-16095)
and Form S-8 (File Nos. 033-62788, 033-83406, 333-39413 and 333-58542) of
Zonagen, Inc. of our report dated April 9, 2003 relating to the consolidated financial statements of Zonagen, Inc. and subsidiary which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 10, 2003